Exhibit 10.5

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”) is made as of the 13 day of September, 2010, by and between RiT Technologies Ltd. (the “Company”), a company organized under the laws of the State of Israel, with its principal offices at 24 Raoul Wallenberg Street, Tel Aviv 69719, Israel, and STINS COMAN INCORPORATED (the “Purchaser”), a company organized under the laws of Russia, located at 126, Pervomayskaya Street, Moscow, Russia, 105203.

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act (as defined below) and Rule 506 promulgated thereunder, the Company desires to issue and sell to the Purchaser through conversion of a loan amount of  $1,520,969  (the “Loan Amount”) previously advanced to the Company by the Purchaser, and the Purchaser desires to purchase from the Company, ordinary shares of the Company, par value NIS 0.8 per share (the “Ordinary Shares”), through such conversion of the Loan Amount into the Ordinary Shares.

NOW THEREFORE, in consideration of the mutual covenants contained in this Agreement, the Company and the Purchaser agree as follows:

SECTION 1.  Agreement to Sell and Purchase the Shares. At the Closing (as defined below), the Loan Amount will convert into Ordinary Shares of the Company whereby the Purchaser shall purchase from the Company, and the Company shall issue and sell to the Purchaser, 687,128 Ordinary Shares (the “Shares”), which Shares shall be free from preemptive rights and similar rights of third parties, at an average price of $US 2.214 per share, reflecting a total investment of US$1,520,969 (the “Investment Amount” which equals the Loan Amount). Subject to the terms and conditions of this Agreement, the Company has authorized the issuance and sale of the Shares.

SECTION 2. Closing. The completion of the transaction contemplated hereunder (the “Closing”) shall occur, as agreed to by the parties hereto, within one Business Day following the date that the conditions for the Closing set forth below have been satisfied or waived by the appropriate party (the “Closing Date”).

SECTION 3. Closing Conditions.

3.1 Company Closing Conditions. The Company’s obligation to consummate the transaction hereunder at the Closing shall be subject to the following conditions, any one or more of which may be waived by the Company:

(i) each of the representations and warranties of the Purchaser made herein are accurate as of the Closing, provided however, that representations and warranties that are made as of a particular date or period shall be accurate only as of such date or period;

(ii) the fulfillment of those undertakings of the Purchaser to be fulfilled at or prior to the Closing;

(iii) no judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, in each case that is in effect and enjoins or prevents the consummation of the transactions contemplated hereby.

3.2 Purchaser Closing Conditions. The Purchaser’s obligation to consummate the transaction hereunder shall be subject to the following conditions, any one or more of which may be waived by the Purchaser:

(i) each of the representations and warranties of the Company made herein are accurate as of the Closing, provided however, that representations and warranties that are made as of a particular date or period shall be accurate only as of such date or period;

(ii) the fulfillment in all material respects of those undertakings of the Company to be fulfilled at or prior to the Closing;

(iii) the Company shall have delivered to the Purchaser evidence satisfactory to the Purchaser that notification to list the Shares on the NASDAQ has been filed;

(iv) no judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, in each case that is in effect and enjoins or prevents the consummation of the transactions contemplated hereby; and

(v) the Company shall have delivered to the Purchaser a copy of duly executed irrevocable instructions to the Company’s transfer agent in the form of Exhibit A.

SECTION 4. Representations, Warranties and Covenants of the Company. The Company hereby represents and warrants to, and covenants with, the Purchaser that the representations, warranties and statements contained in this Section 4 are true and correct as of the date hereof.

4.1 Organization and Qualification. The Company has been duly incorporated and is validly existing under the laws of the State of Israel.

4.2 Reporting Company. The Company is subject to the reporting requirements of the Securities Act of 1933, as amended (the “Securities Act”) and the rules and regulations of the Securities and Exchange Commission (the “Commission”) thereunder (the “1933 Act Rules and Regulations”), and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the Commission thereunder (the “1934 Act Rules and Regulations” and, together with the 1933 Act Rule and Regulations, the “Rules and Regulations”).

4.3 Issuance, Sale and Delivery of the Shares. The Shares have been duly authorized and, when issued, delivered and paid for in the manner set forth in this Agreement, will be validly issued, fully paid and nonassessable. No preemptive rights or other rights of third parties to subscribe for or purchase any Ordinary Shares of the Company exist with respect to the issuance and delivery of the Shares by the Company pursuant to this Agreement, which have not been waived or complied with. No further approval or authority of the shareholders or the Board of Directors of the Company will be required for the issuance and delivery of the Shares to be delivered by the Company as contemplated herein.

4.4 Due Execution, Delivery and Performance of the Agreement. The Company has full legal right, corporate power and authority to enter into this Agreement and perform the transactions contemplated hereby and thereby. This Agreement has been duly authorized, executed and delivered by the Company. This Agreement constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting the enforcement of creditors’ rights and the application of equitable principles relating to the availability of remedies, and may be limited by Israeli, federal or state securities law or the public policy underlying such laws. The execution and performance of this Agreement by the Company and the consummation of the transactions herein contemplated will not violate (i) any provision of the Articles of Association or Memorandum of Association of the Company (ii) any statute or any authorization, judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental agency or body applicable to the Company and in each case that would have a material adverse effect on the Company.

4.5 Offering Materials. Each of the Company, its officers and directors has not distributed and will not distribute prior to the Closing Date any offering material, including any “free writing prospectus” (as defined in Rule 405 promulgated under the Securities Act), in connection with the offering and delivery of the Shares.

4.6 Integration; Other Issuances of Securities. Neither the Company nor its subsidiaries or any affiliates, nor any Person acting on its or their behalf, has issued any Ordinary Shares or shares of any series of preferred stock or other securities or instruments convertible into, exchangeable for or otherwise entitling the holder thereof to acquire Ordinary Shares which would be integrated with the sale of the Shares to Purchaser for purposes of the Securities Act. Assuming the accuracy of the representations and warranties of the Purchaser, the offer and sale of the Shares by the Company to the Purchaser pursuant to this Agreement will be exempt from the registration requirements of the Securities Act.

4.7 No Defaults or Consents. Neither the execution, delivery and performance of this Agreement by the Company nor the consummation of any of the transactions contemplated hereby and thereby (including, without limitation, the issuance and sale by the Company of the Shares) will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, except such defaults that individually or in the aggregate would not cause a material adverse effect, or require any consent or waiver under any material agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other material agreement or instrument to which the Company or any of its subsidiaries is a party or by which either the Company or its subsidiaries or any of its or their respective properties or businesses is bound, or any material franchise, license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company or any of its subsidiaries, except for such consents or waivers which have already been obtained or will be obtained prior to the Closing.

SECTION 5. Representations, Warranties and Covenants of the Purchaser. The Purchaser represents and warrants to, and covenants with, the Company that:

5.1 Experience. (i) The Purchaser is knowledgeable, sophisticated and experienced in financial and business matters, in making, and is qualified to make, decisions with respect to investments in shares representing an investment decision like that involved in the purchase of the Shares, including investments in securities issued by the Company and comparable entities, and the Purchaser has undertaken an independent analysis of the merits and the risks of an investment in the Shares, based on the Purchaser’s own financial circumstances; (ii) the Purchaser has had the opportunity to request, receive, review and consider all information it deems relevant in making an informed decision to purchase the Shares and to ask questions of, and receive answers from, the Company concerning such information; (iii) the Purchaser is acquiring the Shares in the ordinary course of its business and for its own account for investment only and with no present intention of distributing any of such Shares or any arrangement or understanding with any other persons regarding the distribution of such Shares (this representation and warranty not limiting the Purchaser’s right to sell pursuant to the Registration Statement or in compliance with the Securities Act and the Rules and Regulations, or, other than with respect to any claims arising out of a breach of this representation and warranty, the Purchaser’s right to indemnification under Section 7.3); (iv) the Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares, nor will the Purchaser engage in any short sale that results in a disposition of any of the Shares by the Purchaser, except in compliance with the Securities Act and the Rules and Regulations and any applicable state securities or “blue sky” laws, including the laws of the State of Israel, if applicable; (v) the Purchaser has, in connection with its decision to purchase the number of Shares set forth in Section 2 above, relied solely upon the representations and warranties of the Company contained herein; (vi) the Purchaser has had an opportunity to discuss this investment with representatives of the Company and ask questions of them; and (vii) the Purchaser is an institutional “accredited investor” within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act.

5.2 Reliance on Exemptions. The Purchaser understands that the Shares are being offered and sold to it in reliance upon specific exemptions from the registration requirements of the Securities Act, the Rules and Regulations and state securities or “blue sky” laws and that the Company is relying upon the truth and accuracy of, and the Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Shares.

5.3 Investment Decision. The Purchaser understands that nothing in this Agreement or any other materials presented to the Purchaser in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. The Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares. The Purchaser is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

5.4 Risk of Loss. The Purchaser understands that its investment in the Shares involves a significant degree of risk, including a risk of total loss of the Purchaser’s investment, and the Purchaser has full cognizance of and understands all of the risk factors related to the Purchaser’s purchase of the Shares. The Purchaser understands that the market price of the Ordinary Shares has been volatile and that no representation is being made as to the future value of the Ordinary Shares.

5.5 Legend. The Purchaser understands that, at all times until such time as the legend may be removed as reasonably determined by the Company, the Shares will bear a restrictive legend in substantially the following form:

“THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SHARES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND THE SECURITIES LAWS OF OTHER JURISDICTIONS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.”

5.6 Reserved.

5.7 Public Sale or Distribution. The Purchaser hereby covenants with the Company not to make any sale of the Registrable Securities (as defined below) under the Registration Statement (as defined in Section 7 below) without complying with the provisions of this Agreement and without effectively causing the prospectus delivery requirement under the Securities Act to be satisfied (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule), and the Purchaser acknowledges and agrees that such Shares are not transferable on the books of the Company unless the certificate submitted to the transfer agent evidencing the Registrable Securities is accompanied by a separate Purchaser’s Certificate of Subsequent Sale: (i) in the form of Appendix I hereto, (ii) executed by an officer of, or other authorized person designated by, the Purchaser, and (iii) to the effect that (A) the Registrable Securities have been sold in accordance with the Registration Statement, the Securities Act and any applicable state securities or “blue sky” laws and (B) the prospectus delivery requirement effectively has been satisfied. The Purchaser acknowledges that there may occasionally be times when the Company must suspend the use of the prospectus (the “Prospectus”) forming a part of the Registration Statement (a “Suspension”) until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the Commission, or until such time as the Company has filed an appropriate report with the Commission pursuant to the Exchange Act. Without the Company’s prior written consent, which consent shall not unreasonably be withheld or delayed, the Purchaser shall not use any written materials to offer the Registrable Securities for resale other than the Prospectus, including any “free writing prospectus” as defined in Rule 405 under the Securities Act. The Purchaser covenants that it will not sell any Shares pursuant to said Prospectus during the period commencing at the time when Company gives the Purchaser written notice of the suspension of the use of said Prospectus and ending at the time when the Company gives the Purchaser written notice that the Purchaser may thereafter effect sales pursuant to said Prospectus. “Registrable Securities” means the Shares and any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.

5.8 Organization; Validity; Enforcement. The Purchaser further represents and warrants to, and covenants with, the Company that (i) the Purchaser has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, (ii) the making and performance of this Agreement by the Purchaser and the consummation of the transactions herein contemplated will not violate any provision of the organizational documents of the Purchaser or conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under any statute or any authorization, judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental agency or body applicable to the Purchaser, (iii) upon the execution and delivery of this Agreement, this Agreement shall constitute a legal, valid and binding obligation of the Purchaser, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or the enforcement of creditor’s rights and the application of equitable principles relating to the availability of remedies, and may be limited by federal or state securities laws or the public policy underlying such laws and (iv) there is not in effect any order enjoining or restraining the Purchaser from entering into or engaging in any of the transactions contemplated by this Agreement.

5.9 Short Sales. Since the time the Purchaser was first contacted about the offering of the Shares and the transactions contemplated hereby, the Purchaser has not taken, and prior to the public announcement of the transaction to be made after the Closing the Purchaser shall not take, any action that has caused or will cause the Purchaser to have, directly or indirectly, sold or agreed to sell any Ordinary Shares, effected any short sale, whether or not against the box, established any “put equivalent position” (as defined in Rule 16a-1(h) under the Exchange Act with respect to the Ordinary Shares, granted any other right (including, without limitation, any put or call option) with respect to the Ordinary Shares or with respect to any security that includes, relates to or derived any significant part of its value from the Ordinary Shares.

5.10 Disclosure. The Purchaser acknowledges and agrees that the Company does not make nor has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 4.

SECTION 6.  Survival of Agreement; Non-Survival of Company Representations and Warranties. Notwithstanding any investigation made by any party to this Agreement, all covenants and agreements made by the Company and the Purchaser herein and in the certificates for the Shares delivered pursuant hereto shall survive the execution of this Agreement, the delivery to the Purchaser of the Shares being purchased and the payment therefor. All representations and warranties, made by the Company and the Purchaser herein and in the certificates for the Shares delivered pursuant hereto shall survive for a period of one year following the Closing.

SECTION 7. Registration Rights.

7.1 Registration Procedures and Expenses. Subject to Closing, the Company shall:

(a) within 60 days (the “Filing Deadline”) after Purchaser’s demand to register the Shares (the “Purchaser’s Demand”), prepare and file with the Commission a Registration Statement (the “Initial Registration Statement”) relating to the resale of all of the Registrable Securities or such maximum portion of the Registrable Securities permitted to be included in the Initial Registration Statement by guidance provided by the Commission (provided that the Company shall use diligent efforts to register up to the maximum possible amount) by the Purchaser from time to time on the Nasdaq Capital Market, or the facilities of any national securities exchange on which the Ordinary Shares are then traded or in privately-negotiated transactions. The Initial Registration Statement shall be on Form F-3 (unless the Company is not then eligible to register for resale the Registrable Securities on Form F-3, in which case such registration shall be on another appropriate form). Notwithstanding the registration obligations set forth in this Section 7.1, in the event the Commission informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415 promulgated under the Securities Act, be registered for resale on a single registration statement, the Company agrees (and Purchaser acknowledges) to promptly (i) inform the Purchaser and use its reasonable commercial efforts to file amendments to the Initial Registration Statement as required by the Commission and/or (ii) withdraw the Initial Registration Statement and file a new registration statement (a “New Registration Statement”, and with the Initial Registration Statement and the registration statement referred to in clause (c) below, a “Registration Statement”), in either case covering the maximum number of Registrable Securities permitted to be registered by the Commission. Notwithstanding anything to the contrary hereunder, the Purchaser shall have two (2) demand registrations pursuant to this Section 7;

(b) use its reasonable commercial efforts, subject to receipt of necessary information from the Purchaser, to cause the Commission to declare each Registration Statement effective within 150 days after the Purchaser’s Demand (210 days if the Registration Statement is reviewed by the Commission), but in any event not later than 240 days after the Purchaser’s Demand (the “Effective Deadline”);

(c) promptly prepare and file with the Commission such amendments and supplements to any Registration Statement filed pursuant to this Section 7.1 and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until the earliest of (i) two years after the effective date of the applicable Registration Statement, (ii) such time as all of the Registrable Securities have been sold pursuant to the Registration Statement, or (iii) such time all of the Registrable Securities become eligible for resale by pursuant to Rule 144 (including for purposes of this Agreement, any successor rule that may be adopted following the date hereof) under the Securities Act or any other rule of similar effect (the “Effectiveness Period”);

(d) furnish to the Purchaser with respect to the Registrable Securities registered under any Registration Statement (and to each underwriter, if any, of such Registrable Securities) such number of copies of prospectuses and such other documents as the Purchaser may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Registrable Securities by the Purchaser;

(e) file documents required of the Company for normal “blue sky” clearance in states specified in writing by the Purchaser; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

(f) bear all expenses in connection with the procedures in paragraphs (a) through (g) of this Section 7.1 and the registration of the Registrable Securities pursuant to any Registration Statement, other than fees and expenses, if any, of counsel or other advisers to the Purchaser or underwriting discounts, brokerage fees and commissions incurred by the Purchaser, if any in connection with the offering of the Shares pursuant to any Registration Statement;

(g) file a Form D with respect to the Shares as required under Regulation D and to provide a copy thereof to counsel to the Purchaser promptly after filing;

(h) file Form Ds and any other required documents with each applicable state or jurisdiction under applicable state securities or “blue sky” laws and regulations and to provide a copy thereof to counsel to the Purchaser promptly after filing;

(i) in order to enable the Purchaser to sell the Registrable Securities under Rule 144 to the Securities Act, for a period of two years from the Closing Date, use its commercially reasonable efforts to comply with the requirements of Rule 144, including without limitation, use its commercially reasonable efforts to comply with the requirements of Rule 144(c) with respect to public information about the Company and timely file all reports required to be filed by the Company under the Exchange Act; and

(j) if, at any time during the Effectiveness Period, there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form F-4/S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the Company’s stock option or other employee benefit plans, deliver to each holder of unregistered Registrable Securities a written notice of such determination and, if within 15 days after the date of the delivery of such notice, any such holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such holder requests to be registered; provided, however, that the Company shall not be required to register any Registrable Securities pursuant to this Section 7.1(j) that are eligible for resale pursuant to Rule 144 promulgated by the Commission pursuant to the Securities Act or that are the subject of a then effective registration statement.

The Company understands that the Purchaser disclaims being an underwriter, but the Purchaser being deemed an underwriter shall not relieve the Company of any obligations it has hereunder. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 7 with respect to the Registrable Securities of the Purchaser that Purchaser shall complete, execute and furnish to the Company a questionnaire with respect to the Registration Statement in a form reasonably requested by the Company.

7.2 Transfer of Registrable Securities.

(a) After Registration: The Purchaser agrees that it will not effect any disposition of the Registrable Securities or its right to purchase the Registrable Securities that would constitute a sale within the meaning of the Securities Act or pursuant to any applicable state securities or “blue sky” laws, except as contemplated in the Registration Statement referred to in Section 7.1 or as otherwise permitted by law, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Purchaser or its plan of distribution.

(b) Before Registration: Without derogating from Purchaser’s right to sell any or all of the Shares at any time as permitted by applicable law, Purchaser may assign its rights to cause the Company to register Shares pursuant to this Section 7 only to (a) a transferee that, after such assignment or transfer, holds at least 1,500,000 Shares (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations), or (b) any party who acquires ownership or control of Seller through a merger, consolidation, sale of all or substantial assets or similar business combination; provided that (i) no such rights may be assigned until the Company is given written notice by the transferor at the time of such assignment stating the name and address of such transferee, and the securities with respect to which such registration rights are being assigned, and that any such transferee shall receive such assigned rights subject to all the terms and conditions of this Agreement, including without limitation the provisions of this Section 7, (ii) transferee shall, as promptly as practicable and within at least 14 days after such transfer, furnish the Company with the transferee's written agreement to be bound by this Agreement, and (iii) no such assignment or assignments shall increase the obligations of the Company hereunder.

7.3 Indemnification. For the purpose of this Section 7.3: (i) the term “Affiliate” shall mean any affiliate of the Purchaser, including a transferee who is an affiliate of the Purchaser, and any person who controls the Purchaser or any affiliate of the Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act; and (ii) the term “Registration Statement” shall include any preliminary prospectus, final prospectus, free writing prospectus, exhibit, supplement or amendment included in or relating to, and any document incorporated by reference in, the Registration Statement referred to in Section 7.1.

a)  The Company agrees to indemnify and hold harmless the Purchaser and each Affiliate, against any losses, claims, damages, liabilities or expenses, joint or several, to which the Purchaser or Affiliate may become subject, under the Securities Act, the Exchange Act or any other Israeli, federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, including the Prospectus, financial statements and schedules, and all other documents filed as a part thereof, as amended at the time of effectiveness of the Registration Statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rules 430B, 430C or 434, of the Rules and Regulations, or the Prospectus, in the form first filed with the Commission pursuant to Rule 424(b) of the Regulations, or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in the Registration Statement or any amendment or supplement thereto not misleading or in the Prospectus or any amendment or supplement thereto not misleading in light of the circumstances under which they were made, or arise out of or are based in whole or in part on any inaccuracy in the representations or warranties of the Company contained in this Agreement, or any failure of the Company to perform its obligations hereunder or under law, and will promptly reimburse the Purchaser and each Affiliate for any legal and other expenses as such expenses are reasonably incurred by the Purchaser or such Affiliate in connection with investigating, defending or preparing to defend, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable for amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, and the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Purchaser expressly for use therein, (ii) the failure of such Purchaser to comply with the covenants and agreements contained in Sections 5.10 or 7.2 hereof respecting the sale of the Shares, (iii) the inaccuracy of any representation or warranty made by such Purchaser herein or (iv) any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Purchaser prior to the pertinent sale or sales by the Purchaser.

b) The Purchaser will indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, but only if such settlement is effected with the written consent of such Purchaser) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any failure to comply with the covenants and agreements contained in Sections 5.7 or 7.2 hereof respecting the sale of the Shares, (ii) the inaccuracy of any representation or warranty made by such Purchaser herein or (iii) any untrue or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements in the Registration Statement or any amendment or supplement thereto not misleading or in the Prospectus or any amendment or supplement thereto not misleading in the light of the circumstances under which they were made, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Purchaser expressly for use therein; and will reimburse the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person for any legal and other expense reasonably incurred by the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Purchaser’s aggregate liability under this Section 7 shall not exceed the net proceeds to the Purchaser on the sale of the Shares pursuant to the Registration Statement.

с) Promptly after receipt by an indemnified party under this Section 7.3 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 7.3, promptly notify the indemnifying party in writing thereof, but the omission to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party for contribution or otherwise under the indemnity agreement contained in this Section 7.3 to the extent it is not prejudiced as a result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party, and the indemnifying party and the indemnified party, shall have reasonably concluded, based on an opinion of counsel reasonably satisfactory to the indemnifying party, that there may be a conflict of interest between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7.3 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, reasonably satisfactory to such indemnifying party, representing all of the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party. In no event shall any indemnifying party be liable in respect of any amounts paid in settlement of any action unless the indemnifying party shall have approved in writing the terms of such settlement; provided , that such consent shall not be unreasonably withheld or delayed. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnification could have been sought hereunder by such indemnified party from all liability on claims that are the subject matter of such proceeding.

d) If the indemnification provided for in this Section 7.3 is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under paragraphs (a), (b) or (c) of this Section 7.3 in respect to any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to herein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Purchaser from the private placement of the Shares hereunder or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but the relative fault of the Company and the Purchaser in connection with the statements or omissions or inaccuracies in the representations and warranties in this Agreement and/or the Registration Statement that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Purchaser on the other shall be deemed to be in the same proportion as the amount paid by such Purchaser to the Company pursuant to this Agreement for the Shares purchased by such Purchaser that were sold pursuant to the Registration Statement bears to the difference (the “Difference”) between the amount such Purchaser paid for the Shares that were sold pursuant to the Registration Statement and the amount received by such Purchaser from such sale. The relative fault of the Company on the one hand and the Purchaser on the other shall be determined by reference to, among other things, whether the untrue or alleged statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate representation and/or warranty relates to information supplied by the Company or by such Purchaser and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in paragraph (c) of this Section 7.3, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in paragraph (c) of this Section 7.3 with respect to the notice of the threat or commencement of any threat or action shall apply if a claim for contribution is to be made under this paragraph (d); provided, however, that no additional notice shall be required with respect to any threat or action for which notice has been given under paragraph (c) for purposes of indemnification. The Company and the Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 7.3 were determined solely by pro rata allocation (even if the Purchaser were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding the provisions of this Section 7.3, no Purchaser shall be required to contribute any amount in excess of the amount by which the Difference exceeds the amount of any damages that such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

7.4 Termination of Conditions and Obligations. The restrictions imposed by Section 5.9 or Section 7.2 upon the transferability of the Registrable Securities shall cease and terminate as to any particular number of the Shares upon the earlier of (i) the passage of two years from the effective date of the Registration Statement covering such Registrable Securities and (ii) at such time as an opinion of counsel satisfactory in form and substance to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act. Purchaser shall be entitled to exercise the registration rights provided for in this Section 7 until five (5) years following the Closing.

7.5 Information Available. During the Effectiveness Period, the Company, at the reasonable written request of the Purchaser, shall make available for inspection by the Purchaser and any attorney, accountant or other agent or representative retained by the Purchaser, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, employees and independent accountants to reasonably cooperate with the Purchaser or any such attorney, accountant, agent or representative in connection with the Registration Statement; provided such information is relevant for disclosure in the Registration Statement covering the Registrable Securities and subject to appropriate confidentiality limitations.

Reserved.

SECTION 8.   Broker’s Fee. Each of the parties hereto represents that, on the basis of any actions and agreements by it, there are no brokers or finders entitled to compensation in connection with the sale of the Shares to the Purchaser.

SECTION 9.  Independent Nature of Purchaser’s Obligations and Rights. The decision of the Purchaser to convert the Loan Amount into Shares pursuant to the Agreement has been made by the Purchaser independently. The Purchaser acknowledges that no other person has acted as agent for the Purchaser in connection with making its investment hereunder.

SECTION 10.  Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed by first-class registered or certified airmail, e-mail, confirmed facsimile or nationally recognized overnight express courier postage prepaid, and shall be deemed given on the earliest of (a) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile with confirmation of receipt at the facsimile number set forth below prior to 5:00 p.m. (Israel time) on a Trading Day (as defined below), (b) two Trading Days after the date of transmission, if such notice or communication is delivered via facsimile with confirmation of receipt at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:00 p.m. (Israel time) on any Trading Day, (c) the second Trading Day following the date of mailing (fifth Trading Day if sent internationally), if sent by a nationally recognized overnight courier service in the United States, or (d) upon actual receipt by the party to whom such notice is required to be given, and shall be delivered as addressed as follows:

if to the Company, to:
RiT Technologies Ltd.
24 Raoul Wallenberg Street,
Tel Aviv 69719, Israel Attention: CFO
Facsimile: 972-3-6455162
With a copy by E-mail: erana@rit.co.il
with a copy (which shall not constitute a notice) to:
Goldfarb, Levy, Eran, Meiri, Tzafrir & Co. 2 Weizmann Street
Tel Aviv, Israel
Attention: Ido Zemach, Adv.

Facsimile: +972-3-608-9989
E-mail: Ido.Zemach@goldfarb.com
or to such other person at such other place as the Company shall designate to the Purchaser in writing; and
if to the Purchaser, at its address as set forth at the end of this Agreement, or at such other address or addresses as may have been furnished to the Company in writing.

“Trading Day” means (i) a day on which the Ordinary Shares are traded on a Trading Market (as defined below), or (ii) if the Ordinary Shares are not listed on a Trading Market, a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Ordinary Shares are not quoted on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported by Bloomberg (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Ordinary Shares are not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

“Trading Market” means whichever of the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or OTC Bulletin Board on which the Ordinary Shares are listed or quoted for trading on the date in question.

SECTION 11.  Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Purchaser. Any amendment or waiver effected in accordance with this Section 11 shall be binding upon the Purchaser, each future holder of the Shares, and the Company.

SECTION 12.  Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

SECTION 13. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

SECTION 14.  Governing Law; Venue. This Agreement is to be construed in accordance with and governed by the laws of Israel. Each of the Company and the Purchaser submits to the nonexclusive jurisdiction of competent courts in Tel Aviv, Israel, in accordance with its dispute resolution rules and procedures for purposes of all legal proceedings arising out of or relating to this Agreement and the transactions contemplated hereby. Each of the Company and the Purchaser irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

SECTION 15.  Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. Facsimile signatures shall be deemed original signatures.

SECTION 16.  Entire Agreement. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters. Each party expressly represents and warrants that it is not relying on any oral or written representations, warranties, covenants or agreements outside of this Agreement.

SECTION 17.  Fees and Expenses. Except as set forth herein, each of the Company and the Purchaser shall pay its respective fees and expenses related to the transactions contemplated by this Agreement.

SECTION 18.  Parties. This Agreement is made solely for the benefit of and is binding upon the Purchaser and the Company and to the extent provided in Section 7.3, any person controlling the Company or the Purchaser, the officers and directors of the Company, and their respective executors, administrators, successors and assigns and subject to the provisions of Section 7.3, no other person shall acquire or have any right under or by virtue of this Agreement. The term “successor and assigns” shall not include any subsequent purchaser of the Shares sold to the Purchaser pursuant to this Agreement.

SECTION 19.  Further Assurances. Each party agrees to cooperate fully with the other parties and to execute such further instruments, documents and agreements and to give such further written assurance as may be reasonably requested by any other party to evidence and reflect the transactions described herein and contemplated hereby and to carry into effect the intents and purposes of this Agreement.

SECTION 20.  Construction. (a) For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include the masculine and feminine genders.

(b) The parties hereto agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement.

(c) As used in this Agreement, the words "include" and "including," and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words "without limitation".

(d) Except as otherwise indicated, all references in this Agreement to "Sections", "Schedules" and "Exhibits" are intended to refer to Sections of this Agreement and Schedules and Exhibits to this Agreement. The term “Business Day” means any day other than Saturday, or other day on which commercial banks in Israel are authorized or required by law to remain closed.

IN WITNESS WHEREOF, the parties have caused this Securities Purchase Agreement to be executed by their duly authorized representatives as of the day and year first above written:

THE PURCHASER

STINS COMAN INCORPORATED
OGRN 7719570940
Essential Elements:
Stins Coman Incorporated Tax ID 7719570940
126, Pervomayskaya str, Moscow, 105203
Russia
Tel.: +7(495) 231-30-40
Fax.: +7(495) 465-90-34
Bank details:
USD: Аcc. # 40702840906000002797
In TEMBR-BANK,
S.W.I.F.T. : TEMBR RU MM
10, 1-st Volkonsky per.,
Moscow, 127473, Russia
Acc # 0103493417 with
VTB Bank (Deutschland) AG
Frankfurt/Main, Germany
S.W.I.F.T. OWHB DE
_____________________
Purchaser's signature
By: Sergey Anisimov
Title: President

THE COMPANY

By: RiT TECHNOLOGIES LTD
Essential Elements:
RiT Technologies Ltd.
Raoul Wallenberg 24 Street,
Tel Aviv, 69719, Israel
Bank details:
Bank Hapoalim
Branch nr. 610, Hadar Yosef
Account:
Nr. 366688 of RiT Technologies ltd.
Swift code: POALILIT
_______________________________
Company’s signature
Eran Ayzik; Moti Antebi
Title: President, CEO; CFO

[RIT LETTERHEAD]

September ___, 2010

By Courier and Facsimile
American Stock Transfer & Trust Company
6201-15th Avenue
Brooklyn, New York 11219
USA
Attn.: Janice Santiago

Re: RiT Technologies Ltd. - Issuance of 687,128 Ordinary Shares

Dear Ms. Santiago:

RiT Technologies Ltd. (the “Company”) has entered into a Securities Purchase Agreement, dated September 13, 2010 (the “Purchase Agreement”), by and between the Company and the purchaser signatory thereto- Stins Coman Incorporated (the “Purchaser”). Pursuant to the Purchase Agreement, the Company agreed, among other things, to issue and sell a total of 687,128 of its Ordinary Shares, par value NIS 0.8 per share (the “Ordinary Shares”) to the Purchaser upon, and subject to, a closing, which has occurred. Enclosed please find a copy of the resolution by which the Company’s Board of Directors approved the issuance of the Ordinary Shares to the Purchaser.

Accordingly, the undersigned, in his capacity as Chief Financial Officer of the Company, on behalf of the Company, hereby irrevocably requests, instructs and authorizes you to generate one (1) share certificate in respect of the Ordinary Shares, in the name of STINS COMAN INCORPORATED for 687,128 Ordinary Shares, under the following name and address:

       Name: Stins Coman Incorporated
       Address: 126 Pervomayskaya St., Moscow, Russia 105203

The share certificate should be dated as of September ___, 2010 and should bear the following legend:

“THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.  THE SHARES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND THE SECURITIES LAWS OF OTHER JURISDICTIONS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.”

The aforesaid share certificate should be delivered in accordance with the following instructions:

•           Copy of the share certificate should be faxed as soon as practicable following the generation thereof to the undersigned, at +972-3-6455162 and to Ido Zemach, Adv., Goldfarb, Levy, Eran, Meiri, Tzafrir & Co., at fax +972-3-5212268; and

•           The original share certificate should be delivered via express courier to Stins Coman Incorporated, 126 Pervomayskaya St., Moscow, Russia 105203; Attn.: Mr. Boris Granovsky (Tel:  Tel: + 7 495 231- 3040).

Should you have any questions or comments concerning any of the issues addressed herein, please feel free to contact the undersigned, at  +972 (3) 6455214.
Thank you very much.

Sincerely yours,
____________
Moti Antebi
CFO

cc:  Ido Zemach, Adv. (Goldfarb, Levy, Eran, Meiri, Tzafrir & Co.)